UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2021
SPECTRUM PHARMACEUTICALS INC
(Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 South Eastern Avenue	Suite 240	Henderson	Nevada	89052
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (702) 835-6300
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SPPI	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01    Changes in Registrant's Certifying Accountant.
(a) Dismissal of Previous Independent Registered Public Accounting Firm.
On May 26, 2021, the Audit Committee of the Board of Directors (the “Audit Committee”) of Spectrum Pharmaceuticals, Inc. (the “Company”) approved the dismissal of Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accounting firm. The decision to dismiss D&T as the Company’s independent registered public accounting firm was at the direction of and approved by the Audit Committee.
D&T’s audit reports on our consolidated financial statements for the fiscal years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the Company’s two most recent fiscal years ended December 31, 2020 and 2019, and the subsequent interim period through May 26, 2021, there were (i) no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”), and the related instructions thereto, with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreements in connection with its reports; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.
In accordance with Item 304(a)(3) of Regulation S-K, the Company previously provided D&T with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that D&T furnish us with a letter addressed to the Securities and Exchange Commission stating whether D&T agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of D&T’s letter, dated June 2, 2021, is attached as Exhibit 16.1 to this Current Report on Form 8-K.
(b) Engagement of New Independent Registered Public Accounting Firm.

On May 26, 2021, the Audit Committee approved the appointment of RSM US LLP (“RSM”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2021, effective immediately, subject to completion of RSM’s standard client acceptance procedures and execution of an engagement letter. The Company notified RSM on May 26, 2021 that it would be engaged as the Company’s independent registered public accounting firm. During the Company’s two most recent fiscal years ended December 31, 2020 and 2019, and the subsequent interim period through May 26, 2021, neither the Company nor anyone acting on its behalf consulted with RSM on any of the matters or events set forth in Items 304(a)(2)(i) or (ii) of Regulation S-K

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP addressed to the Securities Exchange Commission, dated June 2, 2021.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

Date:	June 2, 2021	By:	/s/ Kurt A. Gustafson
Kurt A. Gustafson Executive Vice President and Chief Financial Officer